April 23, 2012 1 United Stationers Inc. Earnings Presentation First Quarter 2012 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

April 23, 2012 2
Forward Looking Statements and
Non-GAAP Measures
This news release contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature.  These statements are based on management’s current expectations, forecasts and assumptions.  This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to the following: prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to
United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this news release is made as of this date only, and the company does not undertake to update any forward-
looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

April 23, 2012 3
Q1 2012 Headlines
Sales increased 2.8% from Q1 2011 to $1.3 billion.
Adjusted earnings per diluted share were $0.45*, compared to an adjusted
Q1 2011 EPS of $0.47*.
Gross margin rate of 14.2% was down from 14.7% last year.
Adjusted operating expenses in Q1 2012 were $143.1 million*, compared to an adjusted $140.7 million* in the prior-year quarter, and were 11.3%* of sales, down from 11.4%* of sales in the prior-year quarter.
Adjusted operating income as a percent of sales was 3.0%*, down from last year’s adjusted 3.4%*.
Adjusted net income was $19.0 million*, compared to an adjusted $22.1 million* in Q1 2011.
Net cash provided by operating activities was $27.9 million in Q1 2012.
Debt was up $15.4 million from December 31, 2011 to $512.2 million.
During the quarter, the Company repurchased 1.1 million shares for $33.6 million and paid a cash dividend of $5.4 million to common shareholders.

April 23, 2012 4
First Quarter 2012 P&L
% to sales change
$ % to Sales $ % to Sales $ change % change Unfav
$ Millions (except EPS) QTD Q1 2012 QTD Q1 2012 QTD Q1 2011 QTD Q1 2011 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,271.6 $       1,237.5 $       34.1 $        2.8%
Gross Margin 180.9            14.23% 182.4            14.74% (1.5)            (0.8%) (51)
Operating Expense 149.3            11.74% 142.4            11.50% (6.9)            (4.8%) (24)
Operating Income 31.6              2.49% 40.0              3.24% (8.4)            (21.0%) (75)
Interest & Other 7.2                0.57% 6.8                0.55% (0.4)            (5.9%) (2)
Taxes 9.3                0.74% 12.8              1.04% 3.5             27.3% 30
Net Income 15.1 $           1.18% 20.4 $           1.65% (5.3) $         (26.0%) (47)
Diluted Shares (000s) 42,420          46,656
Diluted EPS 0.36 $           0.44 $           (0.08) $       (18.2%)
Adjusted to exclude non-operating items *
Adjusted Operating Expenses 143.1 $         11.25% 140.7 $         11.37% 2.4 $          1.7% (12)
Adjusted Operating Income 37.8              2.98% 41.6              3.37% (3.8)            (9.1%) (39)
Adjusted Net Income 19.0              1.49% 22.1              1.79% (3.1)            (14.0%) (30)
Adjusted Diluted EPS 0.45 $           0.47 $           (0.02) $       (4.3%)

Q1 2012
Office Products 28%
Technology 32%
Janitorial/ Breakroom 26%
Industrial 8%
Furniture 6%

Category	Sales growth (decline) Q1 2012 vs Q1 2011	Sales growth (decline) Q4 2011 vs Q4 2010	Sales growth (decline) Q3 2011 vs Q3 2010	Sales growth (decline) Q2 2011 vs Q2 2010	Sales growth (decline) Q1 2011 vs Q1 2010
Technology	(6.4%)	(4.9%)	(0.5%)	(6.2%)	3.4%
Office Products	2.0%	(1.0%)	(0.6%)	4.8%	3.7%
Janitorial/ Breakroom	11.9%	10.8%	10.6%	11.5%	7.6%
Industrial	21.3%	23.4%	23.7%	20.5%	26.1%
Furniture	1.0%	(11.3%)	(9.7%)	(3.7%)	(0.9%)

April 23, 2012 5 Sales by Product Category – Q1 2012

April 23, 2012 6
Sales by Channel – Q1 2012
Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) Sales growth
Q1 2012 Q4 2011 Q3 2011 Q2 2011 Q1 2011
Channel vs Q1 2011 vs Q4 2010 vs Q3 2010 vs Q2 2010 vs Q1 2010
Independent
& Other 6.0% 4.6% 5.7% 4.4% 6.2%
Nationals (14.9%) (17.5%) (12.1%) (5.6%) 2.0%
Independent
& Other
87%
Nationals
13%
Q1 2012

April 23, 2012 7
Gross Margin
dollars in millions
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Dollars $182.4 $184.2 $199.7 $173.7 $180.9
Rate
14.7% 14.7% 15.3% 14.5% 14.2%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0

April 23, 2012 8
Adjusted Operating Expense*
dollars in millions
Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 *
Dollars $140.7 $132.0 $135.1 $128.6 $143.1
Rate
11.4% 10.5% 10.3% 10.7% 11.3%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0

April 23, 2012 9
Adjusted Operating Income*
dollars in millions
Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 *
Dollars $41.6 $52.2 $64.6 $45.2 $37.8
Rate 3.4% 4.2% 4.9% 3.8% 3.0%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

April 23, 2012 10
Adjusted Earnings per Share*
shares in millions
Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 *
EPS $0.47 $0.59 $0.81 $0.64 $0.45
Diluted Shares
46.656 46.340 44.202 43.010 42.420
-
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90

April 23, 2012 11
Working Capital Summary
$ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012
Accounts Receivable 648.1 $         669.5 $         699.2 $         659.2 $         642.0 $
Inventories (LIFO) 636.2            632.1            615.5            741.5            672.3
Accounts Payable 422.4            443.5            410.8            499.3            433.7
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Net Trade A/R DSO 41                  41                  42                  42                  40
Inventory Turns 6.4                 6.8                 7.1                 6.1                 6.2
A/P as % Inventory (LIFO) 66% 70% 67% 67% 65%
A/P as % Inventory (FIFO) 58% 61% 58% 60% 56%

April 23, 2012 12
Cash Flows
QTD QTD QTD QTD QTD
$ Millions Q1 11 Q2 11 Q3 11 Q4 11 2011 Q1 12
Net Income 20.4 $           24.9 $           35.8 $           27.9 $           109.0 $         15.1 $
Depreciation & Amortization 9.0               8.9               8.7               8.4               35.0             8.8
Share-based compensation 3.7               6.7               2.7               2.6               15.7             1.9
Writedown on impaired assets 1.6               -               -               -               1.6               -
Change in Accounts Receivable (19.8)            (21.3)            (30.6)            40.0             (31.7)            17.6
Change in Inventory 48.2             4.3               15.2             (126.1)           (58.4)            70.0
Change in Accounts Payable 1.0               21.0             (33.1)            88.5             77.4             (65.3)
Change in Other Working Capital (18.7)            (3.3)              21.7             (17.0)            (17.3)            (2.4)
Change in Working Capital 10.7             0.7               (26.8)            (14.6)            (30.0)            19.9
Other (4.4)              (8.9)              5.8               6.6               (0.9)              (17.8)
Adjusted cash provided by operating
activities 41.0             32.3             26.2             30.9             130.4            27.9
Capital Expenditures (9.8)              (6.4)              (4.6)              (7.2)              (28.0)            (4.5)
Proceeds from disposition of fixed assets -               -               0.1               -               0.1               0.1
Net cash used for capital expenditures * (9.8)              (6.4)              (4.5)              (7.2)              (27.9)            (4.4)
Free Cash Flow * 31.2 $           25.9 $           21.7 $           23.7 $           102.5 $         23.5 $

April 23, 2012 13
Debt and Capitalization
$ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012
Debt 441.8 $      441.8 $      489.7 $      496.8 $      512.2 $
Equity 769.7         752.7         721.2         704.7         682.6
Total capitalization 1,211.5 $    1,194.5 $    1,210.9 $    1,201.4 $    1,194.8 $
Debt-to-total capitalization 36.5% 37.0% 40.4% 41.3% 42.9%